UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 14, 2013
VHGI HOLDINGS, INC.
(Exact name of Company as specified in its charter)
Delaware	000-17520	75-2276137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
103 North Court Street, Sullivan, IN	47882
(Address of principal executive offices)	(Zip Code)
Company’s telephone number, including area code:	(812) 268-5459

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K originally filed by the issuer on February 27, 2013, is being filed for the sole purpose of including additional information under Item 5.01 as the result of the issuer’s receipt of updated stock ownership information from its transfer agent following the date of the original filing.

Item 1.01                                Entry into a Material Definitive Agreement.

(a) Series D Exchange Agreement

On February 20, 2013, VHGI Holdings, Inc. (the “Company”) entered into an agreement (the “Exchange Agreement”) with Paul R. Risinger, our Chief Executive Officer and sole director (“Risinger”). Pursuant to the Exchange Agreement, the Company issued to Risinger 500,000 shares of the Company’s Series D Convertible Preferred Stock in exchange for the assignment to the Company of $3,000,000 in principal amount of a promissory note in the original principal amount of $17,000,000, made by the Company’s wholly-owned subsidiary, VHGI Coal, Inc., in favor of Risinger.

Lily Group Loan Agreement

Pursuant to a Loan Agreement dated as of February 26, 2013 (the “Loan Agreement”)—which was entered into by and among the Company, Lily Group Inc., an Indiana corporation (“Lily”), Lily Group Holdings Company, an Indiana corporation (“LGHC”), Risinger, James W. Stuckert and Diane V. Stuckert (together, the “Stuckerts”), and Solomon Oden Howell, Jr. (“Howell” and, together with the Stuckerts, the “Lenders”)—Lily secured a total of $6,000,000 in revolving debt (the “Loan”) pursuant to: (i) a Secured Drawdown Promissory Note in the original principal amount of up to $5,000,000 (the “Secured Note”), and (ii) an unsecured Drawdown Promissory Note in the principal amount of up to $1,000,000 (the “Secondary Note,” and, collectively with the Secured Note, the “Notes”).

As evidenced by a Subordination Agreement, dated as of February 26, 2013, by and among Platinum Partners Credit Opportunities Master Fund LP (“Platinum”), the Lenders, and Lily (and agreed and consented to by the Company and its remaining subsidiaries), amounts under the Secured Note will be secured by a first priority lien on up to $5,000,000 of the equipment portion of collateral (excluding fixtures) by which certain debt held by Platinum under that certain Note Purchase Agreement, dated as of February 16, 2012 (the “Platinum Agreement”), is currently secured. Pursuant to a fourth amendment to the Platinum Agreement, dated as of February 26, 2013, $500,000 of the proceeds of the Notes will be used to retire $500,000 of principal owed by Lily to Platinum under the Platinum Agreement.

The Lenders are making the Loan out of the proceeds received from a Revolving Loan and Security Agreement entered into as of February 15, 2013, with Regions Bank (the “Regions Loan Agreement”).  In connection with and as inducement for Regions Bank to enter into the Regions Loan Agreement, each of Risinger and LGHC has entered into a guaranty under which they will be liable for all obligations under the Regions Loan Agreement. As consideration for such guaranty, and for Lenders’ entrance into the transactions described above, each of Risinger, Howell, and the Stuckerts was issued a warrant (collectively, the “Warrants”) for purchase of 2,000 shares of the Company’s Series E Convertible Preferred Stock (as described in Item 5.03 below), subject to certain antidilution provisions as set forth therein.

Pursuant to a payoff letter dated as of February 26, 2013, an additional portion of the proceeds of the Drawdown Note is being used to pay amounts owed by Lily in favor of HEB Ventures, LLC, pursuant to a loan agreement, and secured by a security agreement, of even date therewith.

Item 3.02                      Unregistered Sales of Equity Securities.

As described in further detail in Item 1.01 above:

•	On February 20, 2013, the Company issued a total of 500,000 shares of its Series D Convertible Preferred Stock to Risinger in connection with the Exchange Agreement.

•	On February 26, 2013, the Company issued the Warrants in connection with the Loan Agreement.

Item 5.01                      Change in Control of Registrant

(a)

As described in further detail in Item 1.01 above, the Company issued a total of 500,000 shares of its Series D Convertible Preferred Stock to Risinger in connection with the Exchange Agreement. Immediately prior to the effectiveness of the Exchange Agreement, Risinger may be deemed to have beneficially owned 50,300,000 shares, or 29.3%, of the Company’s common stock. Immediately following the effectiveness of the Exchange Agreement, Risinger may be deemed to have beneficially owned 550,300,000 shares, or 81.93%, of the Company’s common stock. Immediately following the issuance of the Warrants, Risinger may be deemed to have beneficially owned 1,308,425,941 shares, or 91.51%, of the Company’s common stock. (It should be noted that the percentages cited above are calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, which treats shares subject to warrants and other rights to acquire held by a person as outstanding for the purpose of determining that person’s percentage ownership, but ignores such shares for the purpose of determining any other person’s percentage ownership. Were all of the shares of common stock subject to the Warrants deemed to be outstanding, Risinger would instead be deemed own 44.41% of the Company’s common stock.)

Item 5.03                                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

Effective February 14, 2013, the Company filed a Certificate of Designations, Preferences, Rights and Limitations designating 100,000 shares of a new Series E Convertible Preferred Stock.

Item 9.01.                       Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
4.1	Certificate of Designations, Preferences, Rights and Limitations of Series E Convertible Preferred Stock*

10.1	Promissory Note,dated February 18, 2013, made by VHGI Coal, Inc. in favor of VHGI Holdings, Inc.*

10.2	Exchange Agreement, dated February 18, 2013*

10.3	Loan Agreement, dated February 26, 2013*

10.4	Security Agreement, dated February 26, 2013*

10.5	Secured Drawdown Promissory Note, dated February 26, 2013*

10.6	Drawdown Promissory Note, dated February 26, 2013*

10.7	Form of Warrant*

10.8	Payoff Letter, dated as of February 26, 2013*

* Filed as an exhibit to the Company’s Current Report on Form 8-K previously filed with the commission on February 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VHGI HOLDINGS, INC.
(Company)

Date	March 22, 2013
By:		/s/ Paul R. Risinger
Name:		Paul R. Risinger
Title:		Chief Executive Officer